SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

HEALTHSOUTH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration State No.:

(3)	Filing Party:

(4)	Date Filed:

Special Meeting of Stockholders – October 18, 2006

September 12, 2006

Dear Fellow Stockholder:

I am pleased to invite you to attend a special meeting of stockholders, to be held on Wednesday, October 18, 2006, at 2 p.m., Central Time, at the Cahaba Grand Conference Center, located at our headquarters at One HealthSouth Parkway, Birmingham, Alabama.

This booklet includes the notice of special meeting and the proxy statement. At the special meeting, you will be asked to vote on a proposal to approve an amendment to the HealthSouth Corporation Restated Certificate of Incorporation to effect a reverse stock split of HealthSouth’s common stock, at a split ratio of 1-for-5 and concurrently decrease the number of authorized shares of our common stock from 600 million shares to 200 million shares, which will be voted on at the special meeting. This proxy statement also provides certain other information which you should be aware of when you vote your shares. Your board of directors recommends that you vote in favor of this proposal.

Whether or not you attend the special meeting in person, it is important that your shares be represented and voted at the meeting. You may vote over the Internet, by telephone, by mailing your proxy card or in person at the special meeting. We appreciate your ownership and continued interest in the affairs of HealthSouth, and I hope you will be able to join us on October 18 for the special meeting of stockholders.

Sincerely,

/s/ Jon F. Hanson

Jon F. Hanson

Chairman of the Board of Directors

HEALTHSOUTH CORPORATION

ONE HEALTHSOUTH PARKWAY

BIRMINGHAM, ALABAMA 35243

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 18, 2006

Notice is hereby given that a special meeting of stockholders of HealthSouth Corporation, a Delaware corporation, will be held at the Cahaba Grand Conference Center at One HealthSouth Parkway, Birmingham, Alabama on October 18, 2006 at 2 p.m. Central Time, to consider the following matters described in the accompanying proxy statement:

1.	To consider and vote upon a proposal to adopt an amendment to our Restated Certificate of Incorporation (i) to effect a reverse stock split of our common stock, whereby each outstanding five (5) shares of common stock would be combined into and become one (1) share of common stock and (ii) decrease the number of authorized shares of our common stock from six hundred million (600,000,000) shares to two hundred million (200,000,000) shares, and

2.	To act on any other matter that may properly come before the special meeting of stockholders or any adjournment(s) or postponement(s) of the meeting.

All stockholders of record of HealthSouth at the close of business on September 7, 2006 are entitled to receive notice of and to vote at the special meeting of stockholders or at any adjournment or postponement of the meeting. A complete list of stockholders entitled to vote at the meeting will be open for examination by our stockholders for any purpose germane to the meeting, during regular business hours, for a period of ten days prior to the meeting, at the meeting place.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING FORM OF PROXY, USING THE ENCLOSED PREPAID ENVELOPE OR VOTE ON THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD. IF YOU ATTEND THE SPECIAL MEETING IN PERSON, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE MEETING DOES NOT OF ITSELF REVOKE YOUR PROXY.

Attendance at the special meeting of stockholders is limited to stockholders. Registration will begin at 1 p.m. and each stockholder will be asked to present a valid form of personal identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Additional rules of conduct regarding the meeting will be provided at the meeting.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

In accordance with notices previously sent to stockholders, HealthSouth is delivering one proxy statement in one envelope addressed to all stockholders who share a single address unless they have notified us that they wish to “opt out” of the program known as “householding.” Householding is intended to reduce our printing and postage costs. We will deliver a separate copy of the proxy statement promptly upon written or oral request.

If you are a beneficial stockholder and you choose not to have the aforementioned disclosure documents sent to a single household address as described above, you must “opt-out” by writing to ADP Investor Communication Services, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling 1-800-542-1061 and we will cease householding all such disclosure documents within 30 days. If we do not receive instructions to remove your account(s) from this service, your account(s) will continue to be householded until we notify you otherwise. If you own shares in nominee name (such as through a broker), information regarding householding of disclosure documents should have been forwarded to you by your broker.

By Order of the Board of Directors

/s/ John P. Whittington

Birmingham, Alabama

September 12, 2006

This proxy statement and the accompanying form of proxy are being sent to our stockholders in connection with our solicitation of proxies for use at the special meeting of our stockholders to be held on October 18 , 2006 or at any adjournment(s) or postponement(s) of the special meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING OF STOCKHOLDERS	1
Why did I receive these proxy materials?	1
When and where is the special meeting?	1
What do I need to attend the meeting?	1
Who is entitled to vote at the meeting?	1
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
How can I vote my shares in person at the meeting?	2
How can I vote my shares without attending the meeting?	2
Can I change my vote after I submit my proxy?	3
What is “householding” and how does it affect me?	3
Is there a list of stockholders entitled to vote at the meeting?	4
What constitutes a quorum to transact business at the meeting?	4
What is the recommendation of the board of directors?	4
What vote is required to approve each item?	4
What does it mean if I receive more than one proxy or voting instruction card?	5
Where can I find the voting results of the meeting?	5
Who will count the votes?	5
Who will pay for the cost of this proxy solicitation?	5
Will other matters be voted on at the special meeting?	5
Who should I contact if I have questions?	5
PROPOSAL ONE – Amend our Restated Certificate of Incorporation to Effect a Reverse Stock Split of our Common Stock and Decrease the Number of Authorized Shares of Our Common Stock from Six Hundred Million (600,000,000) Shares to Two Hundred Million (200,000,000) Shares	6
General	6
Purpose of the Proposed Amendment	6
Principal Effects of the Proposed Amendment	8
Procedure for Effecting Proposed Amendment and Exchange of Stock Certificates	10
No Appraisal Rights	11
Certain United States Federal Income Tax Consequences	11
Recommendation of the Board of Directors	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12
FORWARD LOOKING STATEMENTS	14
OTHER BUSINESS	14
STOCKHOLDERS PROPOSALS FOR THE 2007 ANNUAL MEETING	14
GENERAL INFORMATION	15
ANNEX A: Form of Certificate of Amendment to the Company’s Restated Certificate of Incorporation	A-1

i

PROXY STATEMENT FOR THE HEALTHSOUTH CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 18, 2006

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING OF STOCKHOLDERS

Why did I receive these proxy materials?

We are furnishing this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the special meeting of stockholders on the proposal described herein.

At the special meeting, stockholders will act upon the following proposals:

•	To approve an amendment to our Restated Certificate of Incorporation to (i) effect a reverse stock split of our common stock whereby each outstanding five (5) shares of our common stock would be combined into and become one (1) share of common stock, the form of which proposed amendment is attached to this proxy as Annex A and (ii) decrease the number of authorized shares of our common stock from six hundred million (600,000,000) shares to two hundred million (200,000,000) shares; and

•	To act on any other matters that may properly come before the special meeting of stockholders.

This proxy statement summarizes the information you need to know to vote on an informed basis at the special meeting; however, you do not need to attend the special meeting to vote your shares (see “How can I vote my shares without attending the meeting?”). These proxy solicitation materials are being sent to our stockholders entitled to vote at the special meeting on or about September 14, 2006.

When and where is the special meeting?

The special meeting will be held on October 18, 2006, beginning at 2 p.m., Central Time, at the Cahaba Grand Conference Center, located at One HealthSouth Parkway, Birmingham, Alabama 35243.

What do I need to attend the meeting?

Attendance at the special meeting is limited to stockholders. Registration will begin at 1 p.m. and each stockholder will be asked to present a valid form of personal identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Additional rules of conduct regarding the meeting will be provided at the meeting.

Who is entitled to vote at the meeting?

The board of directors has determined that those stockholders who are recorded in our record books as owning shares of HealthSouth common stock or shares of our 6.5% Series A Convertible Perpetual Preferred Stock as of the close of business on September 7, 2006, are entitled to receive notice of and to vote at the special meeting of stockholders. As of the record date, there were 398,070,542 shares of HealthSouth common stock issued and outstanding and 400,000 shares of 6.5% Series A Convertible Perpetual Preferred Stock issued and outstanding. Our 6.5% Series A Convertible Perpetual Preferred Stock is convertible, at the option of the holder, at any time into shares of common stock at a conversion rate of 163.9344 shares of common stock per share of 6.5% Series A Convertible Perpetual Preferred Stock, or an aggregate of 65,573,770 shares of common stock. Your shares may be (1) held directly in your name as the stockholder of record and/or (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Our common stock and our 6.50% Series A Convertible Perpetual Preferred Stock are our only classes of outstanding voting securities. Each share of common stock is entitled to one vote on each matter properly brought before the special meeting. Each share of 6.50% Series A Convertible Perpetual Preferred Stock is entitled to one vote on each matter properly brought before the special meeting voting together with the common stock. There are no dissenters’ rights of appraisal in connection with any stockholder vote to be taken at the special meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Mellon Investor Services, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker, bank or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. If you do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each item?” below.

How can I vote my shares in person at the meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the special meeting.

SHARES HELD BENEFICIALLY IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

EVEN IF YOU CURRENTLY PLAN TO ATTEND THE SPECIAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank or nominee.

Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker, bank or nominee. The Internet and telephone voting procedures established for HealthSouth stockholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Internet and telephone voting for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m. Eastern Time on October 17, 2006. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions you receive.

BY INTERNET — If you have Internet access, you may submit your proxy from any location in the world by following the “Internet” instructions on the proxy card. Please have your proxy card in hand when accessing the web site.

BY TELEPHONE — If you live in the United States, Puerto Rico or Canada, you may submit your proxy by following the “Telephone” instructions on the proxy card. Please have your proxy card in hand when you call.

BY MAIL — You may do this by marking, signing and dating your proxy card or, for shares held in street name, the voting instruction card included by your broker, bank or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If the pre-addressed envelope is missing, please mail your completed proxy card to Mellon Investor Services, Proxy Processing, P.O. Box 1680, Manchester, CT 06045-9986.

If you cast your vote in any of the ways set forth above, your shares will be voted in accordance with your voting instructions, unless you validly revoke your proxy. We do not currently anticipate that any other matters will be presented for action at the special meeting. If any other matters are properly presented for action, the persons named on your proxy will vote your shares on these other matters in their discretion, under the discretionary authority you have granted to them in your proxy.

Can I change my vote after I submit my proxy?

Yes. Even after you have submitted your proxy, you may change your vote at any time prior to the close of voting at the special meeting by:

•	filing with our Secretary at One HealthSouth Parkway, Birmingham, Alabama 35243 a signed, original written notice of revocation dated later than the proxy you submitted,

•	submitting a duly executed proxy bearing a later date,

•	voting by telephone or Internet on a later date, or

•	attending the special meeting and voting in person.

In order to revoke your proxy, we must receive an original notice of revocation of your proxy at the address above sent by U.S. mail or overnight courier. You may not revoke your proxy by any other means. If you grant a proxy, you are not prevented from attending the special meeting and voting in person. However, your attendance at the special meeting will not by itself revoke a proxy that you have previously granted; you must vote in person at the special meeting to revoke your proxy.

If your shares are held in a stock brokerage account or by a bank or other nominee, you may revoke your proxy by following the instructions provided by your broker, bank or nominee.

All shares that have been properly voted and not revoked will be voted at the special meeting.

What is “householding” and how does it affect me?

In accordance with notices previously sent to stockholders, HealthSouth is delivering one proxy statement in one envelope addressed to all stockholders who share a single address unless they have notified us that they wish to “opt out” of the program known as “householding.” Under this procedure, stockholders of record who have the same address and last name receive only one copy of proxy materials. Householding is intended to reduce our printing and postage costs. We will deliver a separate copy of the proxy statement promptly upon written or oral request.

If you are a beneficial stockholder and you choose not to have the aforementioned disclosure documents sent to a single household address as described above, you must “opt-out” by writing to ADP Investor

Communication Services, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling 1-800-542-1061 and we will cease householding all such disclosure documents within 30 days. If we do not receive instructions to remove your account(s) from this service, your account(s) will continue to be householded until we notify you otherwise. If you own shares in nominee name (such as through a broker), information regarding householding of disclosure documents should have been forwarded to you by your broker.

Is there a list of stockholders entitled to vote at the meeting?

A complete list of stockholders entitled to vote at the meeting will be open for examination by HealthSouth stockholders for any purpose germane to the meeting, during regular business hours, for a period of ten days prior to the meeting, at the meeting place.

What constitutes a quorum to transact business at the meeting?

Before any business may be transacted at the special meeting, a quorum must be present. The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of HealthSouth capital stock outstanding and entitled to vote on the record date will constitute a quorum. At the close of business on the record date, 398,070,542 shares of our common stock and 400,000 shares of our 6.5% Series A Convertible Perpetual Preferred Stock were issued and outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the special meeting for purposes of a quorum.

What is the recommendation of the board of directors?

Our board of directors recommends that you vote “FOR” the adoption of the amendment to the Restated Certificate of Incorporation to effect a reverse stock split and decrease in the number of authorized shares of our common stock.

With respect to any other matter that properly comes before the special meeting, the proxy holders will vote in accordance with their judgment on such matter.

What vote is required to approve each item?

Approval and adoption of the amendment to the Restated Certificate of Incorporation to effect the reverse stock split and decrease in the number of authorized shares of our common stock requires the affirmative vote of at least a majority of our issued and outstanding shares of common stock and our 6.5% Series A Convertible Perpetual Preferred Stock, voting together as a single class. Abstentions from voting and broker non-votes, if any, will have the same effect as votes against the adoption of the proposed amendment.

A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If you are a beneficial owner, your bank, broker or other holder of record is permitted to vote your shares on the election of directors even if the record holder does not receive voting instructions from you. Absent instructions from you, the record holder may not vote on any “non-discretionary” matter which includes any stockholder proposal. Without your voting instructions, a broker non-vote will occur. An “abstention” will occur at the special meeting if your shares are deemed to be present at the special meeting, either because you attend the special meeting or because you have properly completed and returned a proxy, but you do not vote on any proposal or other matter which is required to be voted on by our stockholders at the special meeting. You should consult your broker if you have questions about this.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares of common stock and 6.5% Series A Convertible Perpetual Preferred Stock are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the special meeting and publish final results in our quarterly report on Form 10-Q for the third quarter of fiscal year 2006.

Who will count the votes?

A representative of Mellon Investor Services, our transfer agent, will tabulate the votes and act as the inspector of election.

Who will pay for the cost of this proxy solicitation?

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet, however, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. To assist us in soliciting proxies, we have retained Innisfree M&A Incorporated, a proxy soliciting firm, and we have agreed to pay Innisfree M&A Incorporated a fee of $15,000, and all reasonable out-of-pocket expenses incurred by it in connection with the provision of its services. We will request banks, brokers, nominees, custodians and other fiduciaries, who hold shares of HealthSouth stock in street name, to forward these proxy solicitation materials to the beneficial owners of those shares and we will reimburse them the reasonable out-of-pocket expenses they incur in doing so.

Will other matters be voted on at the special meeting?

We are not aware of any other matters to be presented at the special meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Who should I contact if I have questions?

If you have any questions, need additional copies of the proxy materials, or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free:

888-750-5834

Banks and Brokers Call Collect:

212-750-5833

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO

CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL 1

AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK WHEREBY EACH OUTSTANDING FIVE (5) SHARES OF COMMON STOCK WOULD BE COMBINED INTO AND BECOME ONE (1) SHARE OF COMMON STOCK AND DECREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM SIX HUNDRED MILLION (600,000,000) SHARES TO TWO HUNDRED MILLION (200,000,000) SHARES

UNLESS OTHERWISE INDICATED OR THE CONTEXT REQUIRES, ALL SHARE NUMBERS, SHARE PRICES AND PER SHARE AMOUNTS IN THIS PROXY STATEMENT DO NOT GIVE EFFECT TO THE REVERSE STOCK SPLIT

General

The board of directors has adopted, by unanimous vote of the directors present at the meeting, a resolution approving, subject to approval by our stockholders, a proposed amendment to our Restated Certificate of Incorporation, a form of which is attached to this proxy statement as Annex A (the “Proposed Amendment”), to (i) effect a reverse stock split of our common stock and (ii) decrease the number of authorized shares of our common stock. Pursuant to the Proposed Amendment, each outstanding five shares of common stock would be combined into and become one share of common stock and the number of authorized shares of our common stock would be decreased from 600 million shares to 200 million shares. To avoid the existence of fractional shares of our common stock, stockholders who would otherwise be entitled to receive fractional shares of our common stock as a result of the reverse stock split will receive a cash payment in lieu thereof. As of September 7, 2006, we had 398,070,542 shares of common stock issued and outstanding. Based on the number of shares of our common stock currently issued and outstanding, immediately following the completion of the reverse stock split, we would have approximately 80 million shares of our common stock issued and outstanding (without giving effect to the cash payment in lieu of fractional shares).

The effectiveness of the Proposed Amendment or the abandonment of the Proposed Amendment, will be determined by the board of directors in its discretion following the special meeting. The actual timing for implementation, if any, of the Proposed Amendment will be determined by the board. We currently anticipate that if the Proposed Amendment is approved by stockholders at the special meeting, it would be implemented by the end of October or as soon as practicable thereafter.

Approval of the Proposed Amendment requires the affirmative vote of at least a majority of our issued and outstanding shares of common stock and our 6.5% Series A Convertible Perpetual Preferred Stock, voting together as a single class. If at any time prior to the effective date of the Proposed Amendment, the board of directors, in its sole discretion, determines that the reverse stock split is no longer in the best interests of our stockholders, the Proposed Amendment may be abandoned at any time before, during or after the special meeting and prior to its effectiveness, without further action by our stockholders.

Purpose of the Proposed Amendment

The primary purpose for effecting the Proposed Amendment is to increase the per share trading price of our common stock and decrease the number of outstanding shares of our common stock so as to:

•	bring the share price of our common stock, along with the number of shares of our common stock outstanding, to a range more appropriate for a NYSE listed company and more in line with other healthcare companies with comparable market capitalization;

•	broaden the pool of investors that are interested in investing in HealthSouth by attracting new investors who would prefer not to invest in shares that trade at low, single-digit share prices;

•	make our common stock a more attractive investment to institutional investors;

•	reduce the relatively high transaction costs and commissions incurred by our stockholders due to our currently low per share trading price and high number of shares outstanding; and

•	illustrate more effectively the impact of our operational efforts and cost reductions by enhancing the visibility of any changes to our reported earnings per share.

In addition, in connection with the reverse stock split, we believe that the number of authorized shares of our common stock should be decreased from 600 million shares to 200 million shares. Provided that the reverse stock split is effectuated, we do not anticipate that for the foreseeable future we will need six hundred million shares of common stock authorized.

We have been cleared to submit an application for the listing of our common stock on the New York Stock Exchange, Inc. (“NYSE”) and we anticipate that we will begin trading on the NYSE by the end of October under the ticker symbol “HLS”. In determining to authorize the Proposed Amendment, and in light of the foregoing, the board of directors considered, among other things, that a sustained higher per share price of our common stock, which should result from the reverse stock split, might heighten the interest of the financial community in HealthSouth and potentially broaden the pool of investors that may consider investing in HealthSouth, possibly increasing the trading volume and liquidity of our common stock. Our board of directors, with the advice of its financial advisor, has determined that investors who would otherwise be potential investors in our common stock would prefer to invest in shares that trade at a price range more appropriate for a company listed on the NYSE rather than shares that trade at low, single-digit prices. On September 7, 2006, the closing sale price of our common stock on the Over the Counter Bulletin Board (“OTCBB”) was $4.95. Our board of directors has approved the one-for-five split of all outstanding shares of our common stock with the expectation that the reverse split would result in a per-share price in a more appropriate range for a NYSE listed company.

In addition, the board considered that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers often discourage their customers from purchasing such stocks. The board believes that, to the extent that the price per share of our common stock remains at a higher per share price as a result of the reverse stock split, some of these concerns may be ameliorated.

The board also considered that the structure of trading commissions, which are often set at a fixed price, tend to have an adverse impact on holders of lower-priced securities because the brokerage commissions on a sale of lower-priced securities generally represent a higher percentage of the sales prices than the commissions on relatively higher-priced issues, which may discourage trading in such lower-priced securities. A reverse stock split could result in a price level for our common stock that may reduce the adverse effect trading commissions have on the tendencies of certain of our stockholders to trade in our common stock. Moreover, a reverse stock split would reduce the actual transaction costs imposed on those investors who pay commissions on trades of our common stock based on the number of shares actually traded.

In addition, the board believes that the total number of shares of our common stock currently outstanding is disproportionately large relative to our present market capitalization and that a reverse stock split would bring the number of outstanding shares to a level more in line with other healthcare companies with comparable capitalizations. Moreover, the board considered that when the number of outstanding shares of common stock is unreasonably large in relation to a company’s earnings, a significant positive change in net earnings is required to create a noticeable improvement, in absolute terms, in such company’s reported earnings per share levels. If we were to effect a reverse stock split and decrease the number of shares outstanding, our investors could more easily understand the impact on earnings per share attributable to the operational efforts of our management.

In evaluating whether or not to authorize the Proposed Amendment, in addition to the considerations described above, the board of directors also took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split. Also, other factors such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the price of our common stock would be maintained at the per share price in effect immediately following the effective time of the reverse stock split.

Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the reverse stock split divided by five). While we expect that the reverse split will result in an increase in the per share price of our common stock, the reverse stock split may not increase the per share price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the per share price (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding).

If a reverse stock split is effected and the per share price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Accordingly, a reverse stock split may not achieve the desired results that have been outlined above.

The board of directors considered all of the foregoing factors, and determined that the reverse stock split is in the best interest of the Company and its stockholders. As noted above, even if stockholders approve the reverse stock split, the board of directors reserves the right not to effect the reverse stock split if the board does not deem it to be in the best interests of the Company or in the best interests of its stockholders.

Principal Effects of the Proposed Amendment

General

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act. We have been cleared to submit an application for the listing of our common stock on the NYSE and we anticipate that we will begin trading on the NYSE by the end of October under the ticker symbol “HLS”. Following the reverse stock split, and until our shares of common stock begin trading on the NYSE, our common stock will continue to be traded on the OTCBB under the symbol “HLSH”, subject to our continued satisfaction of the OTCBB listing requirements.

Number of Shares of Common Stock and Corporate Matters

If approved and implemented, the Proposed Amendment would have the following effects on the number of shares of common stock:

•	each five shares of our common stock owned by a stockholder immediately prior to the reverse split would become one share of common stock after the reverse split;

•	the number of shares of our common stock issued and outstanding would be reduced from approximately 400 million shares to approximately 80 million;

•	all outstanding but unexercised options entitling the holders thereof to purchase shares of our common stock will enable such holders to purchase, upon exercise of their options, one-fifth, of the number of shares of our common stock that such holders would have been able to purchase upon exercise of their options immediately preceding the reverse stock split, at an exercise price equal to five times the exercise price specified before the reverse stock split, resulting in approximately the same aggregate exercise price being required to be paid upon exercise thereof immediately preceding the reverse stock split;

•	the number of shares of our common stock reserved for issuance (including the maximum number of shares that may be subject to options) under our stock option plans will be reduced to one-fifth of the number of shares currently included in such plans; and

•	the number of authorized shares of our common stock would decrease from 600 million shares to 200 million shares, so that upon effectiveness of the reverse stock split, the number of shares of our common stock that are not issued and outstanding would decrease from approximately 200 million shares to approximately 120 million shares.

After effectuating the Proposed Amendment (assuming the Proposed Amendment became effective at the close of business on the Record Date), we would have approximately 120 million shares of authorized but unissued shares of common stock, a portion of which would be reserved for issuance pursuant to, or in connection with, (i) our stock option and restricted stock plans, (ii) the conversion of 6.5% Series A Convertible Perpetual Preferred Stock (iii) the global settlement agreement we entered into with the United States on December 30, 2004 and (iv) the exercise of the warrants (the “Warrants”) issued pursuant to the Warrant Agreement dated January 16, 2004 (the “Warrant Agreement”), between the Company and Wells Fargo Bank Northwest, N.A., as warrant agent. The authorized and unissued and unreserved shares would be available from time to time for corporate purposes including raising additional capital by means of sales of stock or securities convertible into common stock, acquisitions of companies or assets, or other strategic transactions. We currently have no plan, arrangement or agreement to issue shares of our common stock for any purpose, except for the issuance of shares of common stock pursuant to our stock option plans. If we issue additional shares, the ownership interests of holders of our common stock may be diluted.

The reverse stock split will affect all of our stockholders uniformly and will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible changes due to the treatment of fractional shares resulting from the reverse split. As described below, stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Common stock issued and outstanding pursuant to the reverse stock split will remain fully paid and non-assessable.

Effect on 6.5% Series A Convertible Perpetual Preferred Stock

Our 6.5% Series A Convertible Perpetual Preferred Stock is convertible, at the option of the holder, at any time into shares of common stock at an initial conversion rate of 163.9344 shares of common stock per share of 6.5% Series A Convertible Perpetual Preferred Stock, or an aggregate of 65,573,770 shares of common stock. Pursuant to the Certificate of Designation governing the 6.5% Series A Convertible Perpetual Preferred Stock, the effect of the reverse stock split on our 6.5% Series A Convertible Perpetual Preferred Stock will be to (i) increase the conversion price in an amount proportionate to the reverse stock split and (ii) reduce the number of shares of our common stock issuable upon conversion of our 6.5% Series A Convertible Perpetual Preferred Stock. As such, upon effectiveness of the reverse stock split, the conversion price would be increased from $6.10 to $30.50 and as a result, shares of 6.5% Series A Convertible Perpetual Preferred Stock would be convertible into shares of common stock at a conversion rate of 32.7869 shares of common stock per share of 6.5% Series A Convertible Perpetual Preferred Stock, or an aggregate of 13,114,760 shares of common stock.

The number of shares of Preferred Stock authorized to be issued under our Restated Certificate of Incorporation would remain unchanged, as would the number of issued and outstanding shares of our 6.5% Series A Convertible Perpetual Preferred Stock.

Effect on Common Stock Purchase Warrants

In connection with the repayment of our 3.25% Convertible Debentures on January 16, 2004, we issued Warrants to the lender of such debentures to purchase ten million shares of our common stock. Each Warrant has a term of ten years from the date of issuance and an exercise price of $6.50 per share. Pursuant to the Warrant Agreement, upon effectiveness of the reverse stock split, the holder of the Warrants, upon exercise of the Warrants, will be entitled to purchase one-fifth of the number of shares of our common stock that such holder would have been able to purchase upon exercise of the Warrants immediately preceding the reverse stock split, at an exercise price equal to five times the exercise price in effect immediately before the reverse stock split. As such, upon effectiveness of the reverse stock split, the exercise price of the Warrants would be increased from $6.50 to $32.50 per share and as a result, the aggregate number of shares of common stock issuable upon exercise of the Warrants would decrease from 10 million shares to 2 million shares.

Cash Payment in Lieu of Fractional Shares

The Company will not issue fractional certificates for post-reverse stock split shares in connection with the reverse stock split. Instead, our transfer agent will aggregate all fractional shares and sell them as soon as practicable after the effective time of the reverse stock split at the then prevailing prices on the open market, on behalf of those holders who would otherwise be entitled to receive a fractional share. We expect that it may take several days for our transfer agent to sell all of the aggregated fractional shares of common stock. After completing such sale, stockholders otherwise entitled to receive a fractional share will receive a cash payment from our transfer agent in an amount equal to their pro rata share of the total net proceeds of that sale. The proceeds of such sale will be subject to federal income tax, as described further below in “Certain United States Federal Income Tax Consequences”. In addition, such stockholders will not be entitled to receive interest for the period of time between the effective time of the reverse stock split and the date they receive payment for the cashed-out shares.

The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The reverse stock split will not affect total stockholders’ equity on our balance sheet. However, because the par value of our common stock will remain unchanged, the components that make up total stockholders’ equity will change by offsetting amounts. As a result of the reverse stock split, the stated capital component attributable to our common stock will be reduced to an amount equal to one-fifth of its present amount, and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The per share net loss and net book value per share of our common stock will be increased as a result of the reverse stock split because there will be fewer shares of our common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Procedure for Effecting Proposed Amendment and Exchange of Stock Certificates

If our stockholders approve the Proposed Amendment and the board of directors determines that a reverse stock split, at a ratio of 1-to-5, continues to be in the best interests of the Company and its stockholders, the board will file the Proposed Amendment reflecting the reverse split and the reduction of the authorized number of shares of our common stock with the Secretary of State of the State of Delaware. The reverse stock split and the reduction of the authorized number of shares of our common stock will become effective as of 5:00 p.m. eastern time on the date of filing, which we anticipate will be prior to the time our common stock begins trading on the NYSE by the end of October, which time on such date will be referred to as the “effective time.” Except as described above on page 10 under “Cash Payment in Lieu of Fractional Shares,” at the effective time, each five shares of common stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our stockholders, be combined into and become one share of common stock, subject to the treatment for fractional shares described above, each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares and the number of authorized shares of our common stock will be decreased from 600 million shares to 200 million shares.

The Company’s transfer agent, Mellon Investor Services, will act as exchange agent for purposes of implementing the exchange of stock certificates, and is referred to as the “exchange agent.” As soon as practicable after the effective time, a letter of transmittal will be sent to stockholders of record as of the effective time for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Even if the stockholders approve the Proposed Amendment, we reserve the right not to effect the reverse stock split or decrease in the number of authorized share of our common stock if in the opinion of the board of directors it would not be in the best interests of the Company and its stockholders.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to exercise appraisal rights in connection with the reverse split or decrease in the number of authorized shares of our common stock, and the Company will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the reverse stock split generally applicable to beneficial holders of shares of our common stock. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split.

Exchange Pursuant to Reverse Stock Split

No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split, except to the extent of cash, if any, received in lieu of fractional shares. See “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares.

Cash in Lieu of Fractional Shares

A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute long-term capital gain or loss if the holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

UNLESS OTHERWISE INDICATED OR THE CONTEXT REQUIRES, ALL SHARE NUMBERS, SHARE PRICES AND PER SHARE AMOUNTS IN THIS PROXY STATEMENT DO NOT GIVE EFFECT TO THE REVERSE STOCK SPLIT

The following table sets forth information regarding the beneficial ownership of our common stock as of September 7, 2006, except as otherwise noted below, for (a) each person who is known by us to own beneficially more than 5% of the outstanding shares of our common stock, (b) each director, (c) each named executive officer, and (d) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. According to the rules adopted by the SEC, a person is a beneficial owner of securities if the person or entity has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, or right, conversion of a security or otherwise. These shares are deemed outstanding for computing the ownership percentage of each person or entity holding options or other convertible securities but are not deemed outstanding for computing the ownership percentage of any other person or entity. The percentage of beneficial ownership is based upon 398,070,542 shares of common stock outstanding as of September 7, 2006, including 65,537,760 shares that may be acquired upon conversion of our 6.5% Series A Convertible Perpetual Preferred Stock that was issued on February 28, 2006 and is convertible, at the option of the holder, at any time into shares of our common stock at an initial conversion price of $6.10 per share, which is equal to an approximate conversion rate of 163.9344 shares of common stock per share of 6.5% Series A Convertible Perpetual Preferred Stock, subject to specified adjustments. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of stock listed as owned by that person. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right. The address of our directors and executive officers is c/o HealthSouth Corporation, One HealthSouth Parkway, Birmingham, Alabama 35243.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Class
TIAA-CREF Investment Management, LLC (1)	42,328,965	9.13%
Highfields Capital Management LP (2)	39,751,013	8.57%
Edward A. Blechschmidt	40,817	*
Joseph T. Clark(3)	175,790	*
Donald L. Correll	23,416	*
Yvonne M. Curl	23,851	*
Charles M. Elson	26,981	*
Jay Grinney(4)	1,183,334	*
Jon F. Hanson(5)	123,176	*
Leo I. Higdon, Jr.	27,021	*
John Markus(6)	209,419	*
John E. Maupin, Jr.	27,427	*
L. Edward Shaw, Jr.	23,416	*
Michael D. Snow(7)	532,464	*
John L. Workman(8)	330,451	*
All directors and executive officers as a group	3,478,126	*

*	Less than 1%
(1)	Of the 42,328,965 shares of our common stock deemed beneficially owned, TIAA-CREF Investment Management, LLC (“Investment Management”) reports sole voting and dispositive power as to 40,045,000 shares, and Teachers Advisors, Inc. (“Teachers Advisors”) reports sole voting and dispositive power as to 2,283,965 shares. Investment Management acts as an investment advisor to the College Retirement Equities Fund (“CREF”), a registered investment company, and may be deemed to be a beneficial owner of 40,045,000 shares of our common stock owned by CREF. Teachers Advisors is the investment advisor to two registered investment companies, TIAA-CREF Institutional Mutual Funds (“Institutional Funds”) and TIAA-CREF Life Funds (“Life Funds”), as well as TIAA-CREF Asset Management Commingled Funds Trust 1 (“TCAM”), and may be deemed to be a beneficial owner of 2,283,965 shares of our common stock owned by Institutional Funds, Life Funds and TCAM. Investment Management and Advisors reported their combined holdings for the purpose of administrative convenience. Each of Investment Management and Teachers Advisors has expressly disclaimed beneficial ownership of the other’s securities holdings and that it is a member of a “group” with the other. This information is based on a Schedule 13G filed with the Securities and Exchange Commission by Investment Management and Teachers Advisors on September 7, 2006.

(2)	Highfields Capital Management LP and its affiliates, Highfields GP LLC, Mr. Jonathon S. Jacobson, and Richard L. Grubman located at John Hancock Tower, 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116, and Highfields Capital Ltd. located at Goldman Sachs (Cayman) Trust, Limited, Harbour Centre, Second Floor, George Town, Grand Cayman, Cayman Islands, B.W.I. may be deemed to beneficially own 39,751,013 shares of our common stock and share the power to vote or direct the vote, and the power to dispose or direct the disposition of these shares. This information is based on an amendment to a Schedule 13G filed with the Securities and Exchange Commission on July 1, 2006.
(3)	Includes 36,667 shares issuable upon exercise of options.
(4)	Includes 883,334 shares issuable upon exercise of options.
(5)	Includes 50,000 shares issuable upon exercise of options and 11,000 shares held in trust over which he has investment power. Does not include 30,000 shares held by his spouse.
(6)	Includes 65,001 shares issuable upon exercise of options.
(7)	Includes 116,667 shares issuable upon exercise of options.
(8)	Includes 73,334 shares issuable upon exercise of options.

We know of no arrangements, the operation of which may at a subsequent date result in the change of control of HealthSouth.

FORWARD LOOKING STATEMENTS

This document includes certain estimates and other forward-looking statements, including statements relating to the consummation of the proposed transaction described above. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global economic conditions and competition. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include but are not limited to and other factors which may be identified from time to time in our SEC filings and other public announcements, including HealthSouth’s Form 10-K for the fiscal year ended December 31, 2005, Form 10-Q for the quarterly period ended March 31, 2006 and Form 10-Q for the quarterly period ended June 30, 2006. We assume no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.

OTHER BUSINESS

We know of no other matters to be submitted at the special meeting. Inasmuch as matters not known at this time may arise at the special meeting, the submission of the proxy by the stockholder authorizes the persons named on the proxy to use their discretion in voting on any matter brought before the special meeting.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Any proposals that our stockholders wish to have included in our proxy statement and form of proxy for the 2007 annual meeting of stockholders must be received by us no later than the close of business on December 15, 2006 and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered for inclusion in the 2007 proxy statement and proxy. Any proposals should be sent to:

HEALTHSOUTH CORPORATION

ONE HEALTHSOUTH PARKWAY

BIRMINGHAM, ALABAMA 35243

ATTENTION: SECRETARY

GENERAL INFORMATION

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy these reports, proxy statements and other information at the Securities and Exchange Commission public reference rooms. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 is available without charge from our company website at www.healthsouth.com under the heading “About HealthSouth/Investor Relations.” Our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 is also available in print to stockholders without charge and upon request, addressed to HealthSouth Corporation, One HealthSouth Parkway, Birmingham, Alabama 35243, Attention: Secretary.

If you have any questions, or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free:

888-750-5834

Banks and Brokers Call Collect:

212-750-5833

ANNEX A

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

HEALTHSOUTH CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware (“DGCL”)

HealthSouth Corporation, a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

FIRST: Effective at 5:00 p.m. (Eastern Time) on the date of filing with the Secretary of State of the State of Delaware (such time, on such date, the “Effective Time”) of this Certificate of Amendment pursuant to the DGCL, each five (5) shares of the Corporation’s common stock, $0.01 par value per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, $0.01 par value per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. There shall be no fractional shares issued. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of Old Common Stock shall be issued to Mellon Investor Services (the “Transfer Agent”), as agent, for the accounts of all holders of record of Old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Transfer Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the New Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, the Transfer Agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests.

SECOND: Article FOURTH of the Restated Certificate of Incorporation is amended and restated to read in its entirety as set forth below:

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred One Million Five Hundred Thousand (201,500,000) shares, consisting of Two Hundred Million (200,000,000) shares of Common Stock, par value One Cent ($.01) per share, and One Million Five Hundred Thousand (1,500,000) shares of Preferred Stock, par value Ten Cents ($.10) per share.

Shares of Preferred Stock may be issued from time-to-time in one or more series, each such series to have such distinctive designation or title as may be stated and expressed in this Article FOURTH or as may be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and such relative, participating, optional or other special rights (including, without limitation, the right to convert the shares of such Preferred Stock into shares of the Corporation’s Common Stock at such rate and upon such terms and conditions as may be fixed by the Corporation’s Board of Directors), with such qualifications, limitations or restrictions of such preferences or rights as shall be stated and expressed in this Article FOURTH or in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time-to-time by the Board of Directors prior to the issuance of any shares thereof, in accordance with the laws of the State of Delaware.

Except as may be otherwise provided in this Article FOURTH or in the resolution or resolutions providing for the issue of a particular series, the Board of Directors may from time-to-time increase the number of shares of any series already created by providing that any unissued shares of Preferred Stock shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series already created by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof.

THIRD: The foregoing amendment was duly adopted in accordance with Section 242 of the DGCL.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, HealthSouth Corporation has caused this Certificate of Amendment to be duly executed in its corporate name this      day of             , 2006.

HEALTHSOUTH CORPORATION

By:
Name: Title:

HEALTHSOUTH CORPORATION
				Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.				PLEASE MARK VOTES AS IN THIS EXAMPLE	☒

Proposal

1.    To approve an amendment to the Company’s Restated Certificate of Incorporation to (i) effect a reverse stock split of the Company’s common stock whereby each outstanding five (5) shares of the Company’s common stock would be combined into and become one (1) share of common stock and (ii) decrease the number of authorized shares of our common stock from six hundred million (600,000,000) shares to two hundred million (200,000,000) shares, with the effectiveness of the amendment or the abandonment of such amendment, as permitted under Section 242(c) of the Delaware General Corporation Law, to be determined by the Company’s board of directors.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy, when properly executed, will be voted in the manner directed below. Unless a contrary direction is indicated, this proxy will be voted “FOR” Proposal 1. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any postponements or adjournments thereof. This proxy revokes all prior proxies given by the undersigned.

Choose MLinkSM for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Signature                                                                                     Signature                                                                                    Date                                         , 2006

IMPORTANT: Please sign as name(s) appear on this proxy and date this proxy. If a joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney, or fiduciary, indicate the capacity in which you are signing.

é FOLD AND DETACH HERE é

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time, on October 17, 2006.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/hlsh Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. You can view the Proxy Statement on the internet at www.healthsouth.com

PROXY CARD

HEALTHSOUTH CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

for the Special Meeting of Stockholders to be held on October 18, 2006

The undersigned hereby appoints John P. Whittington and John L. Workman, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of HealthSouth Corporation that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of HealthSouth Corporation to be held on Wednesday, October 18, 2006, at 2 p.m., local time, at the Cahaba Grand Conference Center at One HealthSouth Parkway, Birmingham, Alabama and at any postponements or adjournments thereof, with all powers that the undersigned would have if personally present thereat.

This proxy, when properly executed, will be voted in the manner directed on the reverse side. Unless a contrary direction is indicated, this proxy will be voted “FOR” Proposal 1. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

IMPORTANT-TO BE SIGNED AND DATED ON REVERSE SIDE SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

é FOLD AND DETACH HERE é